SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 24, 2005 (October 24, 2005)
          Arch Coal, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13105	43-0921172

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
One CityPlace Drive, Suite 300, St. Louis, Missouri 63141
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (314) 994-2700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page 1 of 4 pages.
Exhibit Index begins on page 4.

Item 2.02 Result of Operations and Financial Conditions
     See the Exhibit Index at page 4 of this Report.
Item 7.01 Regulation FD Disclosure
On October 24, 2005, Arch Coal, Inc. (the “Company”), announced via press release its earnings and operating results for the third quarter of 2005. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference in its entirety.
Item 9.01 Financial Statements and Exhibits
     99.1 Press Release dated October 24, 2005
Page 2 of 4 pages.
Exhibit Index begins on page 4

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 24, 2005		ARCH COAL, INC.
	By:	/s/ ROBERT G. JONES
Robert G. Jones
Vice President -- Law, General Counsel and Secretary

Page 3 of 4 pages.
Exhibit Index begins on page 4.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated as of October 24, 2005
Page 4 of 4 pages.